UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 2, 2004



                           KNIGHT TRANSPORTATION, INC.
             (Exact name of registrant as specified in its charter)



           Arizona                     000-24946                86-0649974
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
       of incorporation)                                    Identification No.)



                  5601 W. Buckeye Road, Phoenix, Arizona 85043
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 269-2000


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         EXHIBIT
         NUMBER             EXHIBIT TITLE
-----------------------------------------------------------------------------
          99.1 Knight Transportation, Inc. press release announcing 3-for-2 stock split

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

     On July 2, 2004, Knight Transportation, Inc., an Arizona corporation (the "Company") issued a press release (the "Press Release") announcing that its Board of Directors has declared a 3-for-2 stock split. The stock split will be effected in the form of a stock dividend and entitle all shareholders of record as of the close of business on July 12, 2004 to receive one additional share of common stock for every two shares of common stock held on that date. The additional shares will be distributed to shareholders on or about July 20, 2004. Cash will be paid in lieu of issuing fractional shares. A copy of the Press Release is attached as Exhibit 99.1 hereto.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 12. Results of Operations and Financial Condition.

         Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KNIGHT TRANSPORTATION, INC.


Date: July 6, 2004                     /s/ David A. Jackson
                                    ---------------------------------
                                    David A. Jackson
                                    Chief Financial Officer

                                  EXHIBIT INDEX

99.1   Knight Transportation, Inc. press release announcing 3-for-2 stock split